THIRD AMENDMENT TO
                               AGREEMENT OF SALE

     THIS THIRD AMENDMENT TO AGREEMENT OF SALE (this "Amendment"), is made as of this 5th day of March, 1996, by and between PINES OF CLOVERLANE INVESTORS, an Illinois corporation ("Seller") and ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("Purchaser)". All initially capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Agreement (as such term is defined below).

                                   RECITALS
                                ---------------

     A. Seller and Purchaser have entered into that certain Agreement of Sale, dated January 24, 1996, as amended by that certain First Amendment to Agreement of Sale dated February 23, 1996, as further amended by that certain Second Amendment to Agreement of Sale dated February 28, 1996 (as amended, the "Agreement") for the purchase and sale of certain real property (the "Property") commonly known as "Pines of Cloverlane Apartments" and located in Pittsfield Township, Michigan all as more particularly described in the Purchase Agreement.

     B. Purchaser and Seller desire to further amend the Agreement for the purpose of (i) amending the Purchase Price, (ii) amending the Closing Date provided for in Pargraph 8 of the Agreement and (iii) to agree to the terms of an escrow to be deposited by Seller at Closing, all in accordance with the terms of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchase agree as follows:

     1. Amendment of Purchase Price. The Purchase Price referenced under Paragraph 1 of the Agreement is hereby amended to read Eighteen Million Nine Hundred Seventy-Four Thousand and No/100 Dollars ($18,974,000).

     2. Amendment of Closing Date. The closing Date established in Paragraph 8 of the Agreement is hereby amended to read Tuesday, March 12, 1996.

     3. Escrow Agreement. The Township of Pittsfield (the "Township") in which the Property is located has passed Property Inspection Ordinance No. 194 and Property Maintenance Ordinance No. 195 (collectively, the _Inspection Ordinances_) pursuant to which certain costs will be incurred by Purchaser upon the Township's Inspection of the Property. Therefore, in connection with the Inspection Ordinances Seller has agreed to deposit in escrow, at Closing, with the Title Insurer, the amount of Three Hundred Thirty-Five Thousand and No/100 Dollars ($335,000) to cover all projected costs and to enter into an escrow Agreement with Purchaser and the Title Insurer, such Escrow Agreement to be in the form attached hereto as Exhibit A.

     4. Reaffirmation. Except as expressly amended and modified under this Amendment, the terms and provisions of the Agreement are hereby ratified and affirmed in their entirety.

     5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.
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     6.  Counterparts.  This Amendment may be signed in any number of counterparts each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.


     In witness whereof, the parties have executed and delivered this Amendment as of the date first written above.

                         SELLER:

                         PINES OF CLOVERLANE INVESTORS, an
                         Illinois limited partnership

                         By:  Balcor Partners-XIX, an Illinois
                                 general partnership, its general partner

                              By:  The Balcor Company,
                                      a Delaware Company,
                                      a general partner

                                      By: /s/ Phillip Schechter
                                         ------------------------
                                       Its:  Authorized Agent


                         PURCHASER:

                         ERP OPERATING LIMITED PARTNERSHIP,
                         an Illinois limited partnership

                         By:  Equity Residential Properties Trust,
                                 a Maryland real estate investment trust,
                                  its general partner

                                  By:  /s/Shelley Dunck
                                      ----------------------------------
                                   Its:  Assistant Vice President
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